Robinhood Financial LLC - Held NMS Stocks and Options Order Routing Public Report

Generated on Mon Apr 22 2024 11:11:18 GMT-0400 (Eastern Daylight Time)

1st Quarter, 2024

January 2024

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	13.28	37.42	40.76	8.53

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	43.99	38.79	41.20	47.28	48.65	119,430.48	60.2032	147,937.55	46.7919	63,714.27	53.6867	69,317.02	41.8178
Virtu Americas, LLC	36.81	33.05	38.76	35.47	40.53	82,697.66	79.8156	108,401.98	59.0669	47,656.40	75.6124	54,089.88	39.8655
G1 Execution Services, LLC	7.53	14.69	9.49	4.73	1.14	56,254.30	90.8434	32,426.03	44.9715	6,413.58	36.0344	1,942.03	64.3340
Jane Street Capital	6.89	5.93	5.57	9.69	0.76	42,288.99	59.5296	50,945.34	43.9718	27,429.49	53.1609	1,359.45	34.1696

Material Aspects:

CITADEL SECURITIES LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Virtu Americas, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

G1 Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Jane Street Capital:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

January 2024

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	11.79	38.87	45.08	4.26

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/Received for Market Orders(cents per hundred shares)	Net Payment Paid/Received for Marketable Limit Orders(USD)	Net Payment Paid/Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	49.61	42.03	47.29	52.73	58.91	850,049.23	17.8720	992,903.18	8.8657	454,595.17	8.9282	251,536.32	16.6525
Jane Street Capital	20.43	19.23	20.46	22.19	4.75	608,386.80	12.0722	671,729.14	5.7151	349,678.70	6.0823	21,778.55	11.4373

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	18.41	15.90	17.33	19.88	19.69	373,312.52	12.0254	428,821.71	6.1221	224,456.74	6.1219	120,388.22	11.7719
Two Sigma Securities, LLC	6.74	12.74	8.44	2.95	14.77	296,726.26	11.0209	182,202.75	5.6042	39,611.54	7.3251	31,597.26	12.0305

Material Aspects:

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Jane Street Capital:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Virtu Americas, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Two Sigma Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

January 2024

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.01	34.76	48.65	16.57

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	39.85	26.29	40.04	38.19	44.32	328.28	57.1916	7,025,648.26	30.1284	4,074,076.76	36.4382	1,480,871.85	33.7754
Wolverine Execution Services, LLC	22.99	19.77	23.21	21.23	27.71	245.96	50.2986	3,602,848.26	30.9065	2,119,577.64	36.5255	933,111.15	36.0253
Dash/IMC Financial Markets	15.28	13.81	13.90	15.28	18.15	376.86	41.5960	3,147,634.22	28.4632	1,890,384.89	34.4307	867,272.50	36.2236
Morgan Stanley & Co., LLC	14.58	32.95	15.94	17.97	1.76	290.84	52.1219	3,549,451.80	32.7179	2,366,457.88	39.8307	52,371.21	33.1036
Global Execution Brokers, LP	7.31	7.19	6.90	7.34	8.06	45.32	48.7312	1,582,288.75	29.2158	950,416.27	35.6907	359,866.22	34.2799

Material Aspects:

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Wolverine Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Dash/IMC Financial Markets:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Morgan Stanley & Co., LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Global Execution Brokers, LP:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

February 2024

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	13.93	37.99	38.17	9.92

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	54.29	52.13	56.88	51.28	59.00	155,942.80	122.0270	194,915.28	83.6481	90,596.90	102.9556	138,209.34	60.8823
CITADEL SECURITIES LLC	27.86	23.91	25.22	31.41	29.84	136,399.98	92.3607	164,493.04	67.5951	88,852.57	77.8595	123,819.54	58.2863
Jane Street Capital	7.51	6.45	6.50	10.64	0.80	63,995.82	83.2212	71,991.93	58.8909	47,463.07	66.5564	2,120.07	53.9155
Two Sigma Securities, LLC	5.67	8.79	5.53	3.61	9.75	37,930.02	90.0504	19,873.67	38.5398	5,658.46	32.5487	2,688.16	64.5795

Material Aspects:

Virtu Americas, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Jane Street Capital:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Two Sigma Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

February 2024

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	12.06	40.32	43.00	4.62

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	42.16	34.33	39.09	46.22	51.55	1,170,636.48	28.6664	1,481,639.07	14.6637	758,636.30	16.8945	558,366.66	34.6388
Jane Street Capital	22.36	19.65	22.78	24.54	5.46	897,668.89	22.9178	1,035,766.22	10.9219	563,687.70	12.8054	34,702.57	22.0192
Virtu Americas, LLC	21.32	18.10	20.77	22.67	22.02	527,742.98	22.8732	659,002.10	12.5405	362,045.58	14.0275	250,413.62	26.1500
Two Sigma Securities, LLC	8.26	15.19	9.79	3.72	19.03	421,530.09	20.3534	245,438.84	9.8910	52,474.98	13.4547	42,526.46	22.0572
G1 Execution Services, LLC	5.52	11.87	7.08	2.66	1.92	395,247.54	20.3391	224,985.86	9.6529	48,716.55	11.3484	14,512.32	16.3016

Material Aspects:

CITADEL SECURITIES LLC:

Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Jane Street Capital: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Virtu Americas, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. Two Sigma Securities, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. G1 Execution Services, LLC: Robinhood Financial LLC (“RHF”) routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC (“RHS”), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https:// robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a “not held” order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer’s participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer’s participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above. February 2024 Options Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.01	33.46	50.46	16.07

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	41.75	34.37	43.29	39.61	45.28	593.09	58.6637	8,829,758.76	33.1611	5,624,448.62	42.0610	1,670,795.02	36.4899
Wolverine Execution Services, LLC	18.85	17.72	18.32	17.85	23.10	372.08	77.8410	3,796,811.34	33.7853	2,532,021.30	42.2765	1,053,167.24	41.4100
Dash/IMC Financial Markets	16.12	22.40	14.95	15.89	19.26	439.68	30.2810	3,754,060.22	31.5933	2,588,191.02	40.4852	1,003,363.22	41.2454
Morgan Stanley & Co., LLC	14.74	16.07	15.81	18.16	1.76	594.69	33.9241	3,662,410.09	34.6211	2,819,089.66	45.4208	56,126.78	37.2115
Global Execution Brokers, LP	8.54	9.44	7.63	8.49	10.61	310.94	33.2201	2,339,303.18	29.6940	1,574,630.29	39.2895	655,949.46	37.3756

Material Aspects:

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Wolverine Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Dash/IMC Financial Markets:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Morgan Stanley & Co., LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Global Execution Brokers, LP:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

March 2024

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	14.45	38.40	35.56	11.60

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	61.00	54.60	62.09	60.82	65.93	191,863.18	158.7912	205,883.17	99.4163	77,515.74	114.6326	178,835.62	73.2208
CITADEL SECURITIES LLC	19.27	17.79	17.75	20.90	21.19	150,635.37	122.0136	152,221.46	75.4965	60,102.58	76.7234	138,025.19	68.9947
Jane Street Capital	7.07	6.64	6.33	10.17	0.58	66,267.52	97.2112	65,865.06	60.7282	32,655.93	57.7618	2,034.83	48.1507
G1 Execution Services, LLC	6.19	11.24	7.89	4.03	0.91	83,647.18	176.7528	45,036.83	79.0141	9,914.66	74.6860	3,870.42	129.5547
Two Sigma Securities, LLC	5.95	8.72	5.34	3.70	11.37	46,888.66	125.0649	21,943.02	54.9792	5,255.58	42.8683	4,281.69	108.2971

Material Aspects:

Virtu Americas, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Jane Street Capital:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

G1 Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Two Sigma Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

March 2024

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	12.34	39.64	43.17	4.85

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/Received for Market Orders(cents per hundred shares)	Net Payment Paid/Received for Marketable Limit Orders(USD)	Net Payment Paid/Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	31.68	26.96	29.17	34.52	38.97	1,229,217.51	29.0644	1,413,176.77	13.3402	647,663.60	14.4111	639,593.91	41.9903
Virtu Americas, LLC	27.91	22.94	26.73	29.89	32.56	610,103.51	23.4019	721,013.16	10.6858	347,887.06	11.1082	349,435.34	31.2914

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Jane Street Capital	25.67	22.56	26.22	28.36	5.23	1,062,435.04	22.9116	1,174,464.08	10.0528	559,762.02	10.4727	37,241.51	18.9548
Two Sigma Securities, LLC	9.15	16.38	10.73	4.23	21.64	514,351.34	22.1749	311,096.18	10.9581	69,247.58	15.3894	56,556.27	24.3886
G1 Execution Services, LLC	5.19	10.30	6.64	2.80	1.59	485,587.31	22.3563	299,459.90	11.5825	76,775.52	15.7506	18,823.30	20.2532

Material Aspects:

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Virtu Americas, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Jane Street Capital:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

Two Sigma Securities, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

G1 Execution Services, LLC:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. RHS may execute a share-based or dollar-based customer order for a quantity that includes a fraction of a share, or a portion of such an order, in a principal capacity (rather than an agency or riskless principal capacity); RHF does not receive payments or pay transaction fees for any portion of such an order executed in a principal capacity. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing equity order flow to it on behalf of RHF, including flow that resulted from orders for which customers granted RHF discretion with respect to the price and time of execution. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at https://robinhood.com/us/en/about/legal/. Note that RHF deems each of the following stock orders entered by or on behalf of a customer to be a "not held" order (i.e., an order with respect to which the customer has granted RHF discretion with respect to the price and time of execution), and such orders are therefore excluded from the summary statistics and routing percentages provided above: orders (i) entered by a customer for a share quantity that includes a fraction of a share (fractional share-based orders); (ii) entered by a customer for a dollar amount (dollar-based orders); (iii) entered by a customer to invest in a portfolio of exchange traded funds (ETFs) pursuant to a recommendation from RHF; (iv) entered for Robinhood 24 Hour Market trading; (v) to invest in a security pursuant to a customer instruction provided in connection with the customer's participation in the Paycheck Recurring Investment (split-your-paycheck) program or the Robinhood Stock Round-ups (weekly roundups) program, both offered by Robinhood Money, LLC and certain of its affiliates; or (vi) to invest in a security pursuant to customer instructions provided in connection with the customer's participation in the Recurring Investment program or the Dividend Reinvestment Program, each offered by RHF, to the extent such orders are routed by RHF to a bulk order engine that is operated by RHS and was incrementally rolled out to customers in 2022. RHS does not execute held orders in a principal capacity and therefore is excluded from the list of venues above.

March 2024

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.01	31.43	52.03	16.53

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/Received for Market Orders(cents per hundred shares)	Net Payment Paid/Received for Marketable Limit Orders(USD)	Net Payment Paid/Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	40.42	33.98	43.06	37.86	43.47	1,297.34	49.5357	9,803,295.50	33.2525	6,305,348.38	41.5529	1,828,108.46	36.1246
Wolverine Execution Services, LLC	18.12	14.46	18.05	17.03	21.69	705.46	70.3350	3,786,416.13	36.2395	2,808,643.27	47.3511	1,147,698.09	45.4846
Dash/IMC Financial Markets	17.41	19.23	15.85	17.63	19.71	807.42	48.3775	3,571,529.39	34.6593	2,917,405.83	46.5489	1,087,417.95	48.2414
Morgan Stanley & Co., LLC	12.61	18.53	13.37	15.72	1.38	613.98	76.9398	2,949,727.18	35.8793	2,635,360.47	49.6610	45,078.60	38.7540
Global Execution Brokers, LP	11.43	13.80	9.67	11.76	13.74	552.06	66.9976	2,542,491.86	33.9222	2,148,444.50	49.2783	825,819.45	43.1146

Material Aspects:

CITADEL SECURITIES LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Wolverine Execution Services, LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Dash/IMC Financial Markets:

Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Morgan Stanley & Co., LLC:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

Global Execution Brokers, LP:
Robinhood Financial LLC ("RHF") routes customer orders to its affiliated clearing firm, Robinhood Securities, LLC ("RHS"), which routes to various third-party market centers. Revenue and costs that RHS receives and pays, including revenue from third-party market centers, are shared with RHF pursuant to a revenue and cost allocation agreement. RHS passes 80% of such revenue to RHF. The amounts above accordingly represent 80% of the payments received by RHS from this venue for routing options order flow to it on behalf of RHF. Additional information regarding payments made or received by RHS can be found on its quarterly Rule 606(a) report, available at http://robinhood.com/us/en/about/legal/.

With respect to each section of this report, provided pursuant to SEC Regulation NMS Rule 606(a), the SEC has exempted broker-dealers from disclosing execution venues that received less than 5% of the non-directed orders covered by the section, provided that the section discloses the execution venues that, in aggregate, received at least 90% of such non-directed orders.

Prior reports, as well as the XML version of this report, can be found at: https://public.s3.com/rule606/crfn/